                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 1, 2005
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                               Jarden Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-21052                   35-1828377
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

555 Theodore Fremd Avenue, Rye, New York                            10580
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

     On May 1, 2005, the Company entered into Amendment No. 2 (the "ESPP
Amendment") to the 2003 Employee Stock Purchase Plan (the "Plan"). Inasmuch as
the Securities and Exchange Commission has changed the effective date for certain new stock option accounting rules, the ESPP Amendment eliminates all changes of Amendment No. 1 to the Plan related to the discount offered to employees who purchase stock under the Plan.

     A copy of the ESPP Amendment is attached to this current report on Form 8-K as Exhibit 10.3 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the ESPP Amendment is not intended to be complete, and is qualified in its entirety by the complete text of the ESPP Amendment.

Item 2.02   Results of Operations and Financial Condition.
            ---------------------------------------------

     On May 5, 2005, we issued a press release announcing our financial results for the quarter ended March 31, 2005. A copy of our press release announcing our earnings results for the quarter ended March 31, 2005 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the
United States ("GAAP"). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with
GAAP in the statements of operations, balance sheets, or statements or cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of
Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     Net income and diluted earnings per share, excluding the items discussed below, are non-GAAP financial measures and have been presented herein because management of the Company uses these financial measures in monitoring and evaluating the Company's ongoing financial results and trends. Items excluded from net income in the "as reported" results to arrive at the "as adjusted"
results for the three months ended March 31, 2005 consist of purchase accounting adjustments for $16.4 million of manufacturer's profit in inventory that flowed through cost of sales during the quarter, $2.9 million of reorganization and acquisition-related integration costs and $6.0 million of loss on early extinguishment of debt. Items excluded from weighted average shares outstanding in the "as reported" results to arrive at the "as adjusted"
results for the three months ended March 31, 2005 consist of Series B and Series
C preferred stock common stock

equivalents on an if-converted basis, as well as restricted shares for executive officers to be issued upon shareholder approval of an amendment to the stock compensation plan. Management believes that these non-GAAP operating performance measures are useful for investors because they enhance investors' ability to analyze trends in the Company's business and compare the Company's financial and operating performance to the performance of the Company's peers. Additionally, the Company's credit agreement has provided for manufacturer's profit in inventory adjustments required for purchase accounting, reorganization and acquisition-related integration costs and loss on early extinguishment of debt to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

         Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by us during our May 5, 2005 earnings conference call to the most directly comparable financial measure in accordance with GAAP and is incorporated by reference herein. EBITDA is presented in the earnings conference call because the Company's credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company's EBITDA.
Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the
Company, many of which present EBITDA when reporting their results. Furthermore,
EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates.
Adjusted EBITDA, excluding purchase accounting adjustments for manufacturer's profit in inventory, reorganization and acquisition-related integration costs and loss on early extinguishment of debt, is presented in the earnings conference call because it is a basis upon which the Company's management has assessed its financial performance in the years presented. Additionally, the
Company's credit agreement has provided for manufacturer's profit in inventory adjustments required for purchase accounting, reorganization and acquisition-related integration costs and loss on early extinguishment of debt to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

     The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release and on the earnings conference call.

     The information in this Item 2.02 of this Form 8-K and Exhibits 99.1 and
99.2 attached hereto shall not be deemed to be "filed" for purposes of Section
18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit    Description
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10.1       Jarden Corporation 2003 Employee Stock Purchase Plan (incorporated by reference from Annex C to the Company's 2003 Definitive Proxy
           Statement with respect to the Company's 2003 Annual Meeting of
           Stockholders, as filed with the Commission on March 28, 2003).

10.2       Amendment No. 1 to the Jarden Corporation 2003 Employee Stock
           Purchase Plan (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K, filed with the Commission on April 13, 2005, and incorporated herein by reference).

10.3       Amendment No. 2 to the Jarden Corporation 2003 Employee Stock
           Purchase Plan.

99.1       Press Release of Jarden Corporation, dated May 5, 2005, with respect to our financial results for the quarter ended March 31, 2005
           (furnished only).

99.2       Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2005

                                      JARDEN CORPORATION

                                  By: /s/ Desiree DeStefano
                                      ---------------------
                                      Name: Desiree DeStefano
                                      Title: Executive Vice President of Finance

                                  EXHIBIT INDEX

               Number               Exhibit
               ------               -------

                10.1                Jarden Corporation 2003 Employee Stock
                                    Purchase Plan (incorporated by reference
                                    from Annex C to the Company's 2003
                                    Definitive Proxy Statement with respect to
                                    the Company's 2003 Annual Meeting of
                                    Stockholders, as filed with the Commission
                                    on March 28, 2003).

                10.2                Amendment No. 1 to the Jarden Corporation
                                    2003 Employee Stock Purchase Plan (filed as
                                    Exhibit 10.3 to the Company's Current Report
                                    on Form 8-K, filed with the Commission on
                                    April 13, 2005, and incorporated herein by
                                    reference).

                10.3                Amendment No. 2 to the Jarden Corporation
                                    2003 Employee Stock Purchase Plan.

                99.1                Press Release of Jarden Corporation, dated
                                    May 5, 2005, with respect to our financial
                                    results for the quarter ended March 31, 2005
                                    (furnished only).

                99.2                Reconciliation of non-GAAP financial
                                    measures to the most directly comparable
                                    GAAP financial measures.